===============================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):  MAY 31, 2007


                               MOVADO GROUP, INC.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                    NEW YORK
-------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


           1-16497                                      13-2595932
-------------------------------------------------------------------------------
   (Commission File Number)               (IRS Employer Identification Number)



                  650 FROM ROAD
               PARAMUS, NEW JERSEY                          07652
-------------------------------------------------------------------------------
     (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (201) 267-8000


                                 NOT APPLICABLE
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

TEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

              On May 31, 2007, Movado Group, Inc. issued a press release announcing its results for the first quarter ended April 30, 2007. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

              (d)  Exhibits.

              EXHIBIT NO.   DESCRIPTION

              99.1 Press Release of Movado Group, Inc. dated May 31, 2007 announcing results for the first quarter ended April 30, 2007

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:  May 31, 2007

                                                  MOVADO GROUP, INC.


                                                  By:    /s/ Timothy F. Michno
                                                         ---------------------
                                                  Name:  Timothy F. Michno
                                                  Title: General Counsel

                                 EXHIBIT INDEX

              EXHIBIT NO.   DESCRIPTION

              99.1 Press Release of Movado Group, Inc. dated May 31, 2007 announcing results for the first quarter ended April 30, 2007